                                                                      Exhibit 22


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 20, 1996

TO THE STOCKHOLDERS OF CITIZENS FINANCIAL CORP.:

Notice is hereby given that the Annual Meeting of Stockholders of Citizens Financial Corp. will be held in the lobby of the Citizens National Bank of Elkins, 211-213 Third Street, Elkins, West Virginia, on Saturday, April 20, 1996, at 11:00 A.M., for the purpose of voting on the following matters:

      1.  To fix the maximum number of Directors at nine (9).

      2. To elect four (4) Directors to serve a full three year term expiring in 1999. The nominees are: Max L. Armentrout; Raymond L. Fair; John F. Harris; L. T. Williams.

          In addition to the Foregoing nominees, the following five (5) persons presently are serving as members of the Board of member: Robert N. Alday (1997); Virginia C. Chabut (1998); Carlo DeMotto (1998); Cyrus
          K. Kump (1997); and Emery Thompson, Jr. Directors, for terms to expire in the year indicated for each (1998).

      3. To conduct such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record as of the close of business on March 9, 1996 are entitled to notice and to vote at the meeting.

I urge you to sign and date the enclosed proxy and return it at once in the enclosed envelope. Proxies may be revoked at any time prior to the voting thereof.

By order of the Board of Directors.

                                        Leesa M. Harris
                                        Secretary

March 8, 1996
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                                                              Exhibit 22 (cont.)


                                     PROXY

                           CITIZENS FINANCIAL CORP.
           ANNUAL MEETING OF STOCKHOLDERS - SATURDAY, APRIL 20, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          OF CITIZENS FINANCIAL CORP.

      Mary Perchan, Nathaniel G. Jackson, and Harriet E. Shaw, or any of them, each with all the powers and discretion the undersigned would have if personally present, are hereby appointed to represent the undersigned, with full power of substitution, at the Annual Meeting of Stockholders of Citizens Financial Corp. to be held on April 20, 1996 (including any adjournments or postponements thereof), and to vote all shares of stock of Citizens Financial Corp. which the undersigned is entitled to vote on all matters that properly come before the meeting, subject to any directions indicated in the boxes below.

This Proxy shall be voted as follows (MANAGEMENT RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING):

1.  FIX THE MAXIMUM NUMBER OF DIRECTORS AT NINE (9)
              FOR          AGAINST       ABSTAIN
         ----         ----          ----

2.  ELECTION OF FOUR (4) CLASS 3 DIRECTORS (To serve three-year terms until the Annual Meeting of Stockholders to be held in April, 1999)
         FOR ALL NOMINEES LISTED BELOW         AGAINST ALL NOMINEES LISTED BELOW
    ----                                  ----

(INSTRUCTION: To vote against any individual nominee, strike a line through the nominee's name in the list below)

                               Max L. Armentrout
                               Raymond L. Fair
                               John F. Harris
                               L. T. Williams

3. In the discretion of the Proxy representatives, to vote with respect to other matters that may come before the meeting or any adjournment thereof.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED, IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED, THE REPRESENTATIVES WELL VOTE "FOR" THE ABOVE LISTED PROPOSALS.

DATED this        day of                  , 1996 (Please date this Proxy).
           ------        -----------------


---------------------------------------------
        Signature of Registered Owner


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        Signature of Registered Owner


                                                 Number of Shares Held:
                                                                         -------

     When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

    PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.